                                           Nations Government Income
                                             Term Trust 2003, Inc.



                                                   S E M I

                                                 A N N U A L

                                                 R E P O R T

                                     For the Year Ended December 31, 2002






                                                                       NATIONS
                                                                    GOVERNMENT
                                                                   INCOME TERM
                                                                    TRUST 2003


          NOT                                                   MAY LOSE VALUE
          FDIC
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the semi-annual report for Nations Government Income Term Trust 2003, Inc. (the "Company") for the six-month period ending December 31, 2002, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGI." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) to shareholders on or about September 30, 2003.

PORTFOLIO PERFORMANCE*

For the six-month period ending December 31, 2002, the Company distributed net investment income of $0.19 per share. The December monthly dividend rate was $0.0304 per share, which equates to an annualized yield of 1.824%, based on the initial offering price of $10.00 per share and an annualized yield of 1.80%, based upon the closing market price of $10.14 per share on December 31, 2002. In December 2002, the dividend was adjusted downward based on a number of factors, including the earnings on the Company's portfolio securities and the approaching termination date of the Company, the request by the administrator to the Company, Banc of America Advisors, LLC, to eliminate the administrative fee waiver currently in effect, and yields on comparable products.

The net asset value of the Company's shares on December 31, 2002 was $10.24 per share. The Company's total return for the six-month period was 1.57% based on its net asset value at the end of the period.

MARKET ENVIRONMENT

The equity markets finished the third year in a row on a losing note, reacting negatively to economic uncertainty and concern surrounding a potential war with Iraq. Absolute bond returns for the last six months were positive, as yields were driven lower by less than stellar economic data and an ease by the Federal Reserve (the "Fed") in November. Relative returns for corporate bonds lagged treasuries, as the market was rocked by accounting scandals and aggressive downgrading by rating agencies during the summer. Mortgage-backed and agency securities performed modestly better than treasuries, as investor preference for income without credit risk resurfaced in the fourth quarter.

The yield curve steepened during the period, as yields on the two-year note dropped to 1.59% from 2.80% six months ago. The long bond yield also fell from 5.51% to 4.78% by year-end. The Fed stayed out of the market for most of the period until easing 50 basis points in November. This should be the last move in their easing cycle and was taken as an insurance against a double-dip recession.

MARKET OUTLOOK

After three consecutive years of negative returns, we believe the equity markets should do better in 2003. We expect the overall economy to show some improvement as well, as the last of the Fed's eases begin to have an effect. Also, recently announced fiscal stimulus should help domestic growth, which we project in excess of 3% for most of the coming year. In this environment, we look for the yield curve to flatten with short maturity rates moving higher and longer rates

---------------

*THE PAST PERFORMANCE QUOTED IS NOT AN INDICATION OF FUTURE RESULTS.

somewhat more stable. Also, we think that corporate bonds should outperform while mortgage-backed securities should lag modestly as extension risk takes hold. The wild card at present is a pending war with Iraq. Should it become a protracted affair, we look for the yield curve to remain steeper and corporates to lag treasuries until resolution is in sight.

We thank you for your continued support.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President

December 31, 2002

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF NET ASSETS                          DECEMBER 31, 2002 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS -- 88.7%
            FEDERAL HOME LOAN BANK (FHLB) -- 88.7%
 $20,600      6.875% 08/15/03.....................   $ 21,334
   6,000      5.630% 09/02/03.....................      6,173
  98,590      5.125% 09/15/03.....................    101,239
                                                     --------
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $125,931).....................    128,746
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 8.3%
              (Cost $11,696)
            U.S. TREASURY NOTES -- 8.3%
  11,762      5.750% 08/15/03.....................     12,091
                                                     --------
            SHORT TERM INVESTMENTS -- 1.4%
            FEDERAL HOME LOAN BANK (FHLB) -- 1.4%
     300      Discount note 01/30/03..............        300
   1,700      Discount note 02/20/03..............      1,697
                                                     --------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $1,997).......................      1,997
                                                     --------
            TOTAL INVESTMENTS
              (Cost $139,624*).............   98.4%   142,834
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................    1.6%
            Cash..................................   $     79
            Interest receivable...................      2,390
            Investment advisory fee payable.......        (62)
            Administration fee payable............        (31)
            Accrued Directors' fees and
              expenses............................         (1)
            Accrued expenses and other
              liabilities.........................        (82)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................      2,293
                                                     --------
            NET ASSETS.....................  100.0%  $145,127
                                                     ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...   $  5,972
            Accumulated net realized loss on
              investments sold....................       (525)
            Net unrealized appreciation of
              investments.........................      3,210
            Paid-in capital.......................    136,470
                                                     --------
            NET ASSETS............................   $145,127
                                                     ========
            Net asset value per share
              ($145,126,964 / 14,180,257 shares
              of common stock outstanding)........     $10.23
                                                     ========

---------------

  *  Federal income tax information (see Note 5).

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF OPERATIONS

For the six months ended December 31, 2002 (unaudited)

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................    $        3,271
                                                                --------------
EXPENSES:
Investment advisory fee.....................................               367
Administration fee..........................................               184
Transfer agent fees.........................................                35
Legal and audit fees........................................                34
Custodian fees..............................................                 6
Directors' fees and expenses................................                 6
Printing expense............................................                19
Other.......................................................                33
                                                                --------------
    Total expenses..........................................               684
Fees waived by investment advisor and administrator.........               (98)
Fees reduced by credits allowed by custodian................                (1)
                                                                --------------
    Net expenses............................................               585
                                                                --------------
NET INVESTMENT INCOME.......................................             2,686
                                                                --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                --*
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              (530)
                                                                --------------
Net realized and unrealized gain/(loss) on investments......              (530)
                                                                --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $        2,156
                                                                ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                   12/31/02         YEAR ENDED
                                                                 (UNAUDITED)         6/30/02
                                                                  ------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        2,686    $        6,277
Net realized gain/(loss) on investments.....................                --*              156
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              (530)            3,240
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             2,156             9,673
Distributions to shareholders from net investment income....            (2,679)           (6,150)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................                --                --
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................              (523)            3,523
                                                                --------------    --------------
NET ASSETS:
Beginning of period.........................................           145,650           142,127
                                                                --------------    --------------
End of period...............................................    $      145,127    $      145,650
                                                                ==============    ==============
Undistributed net investment income at end of period........    $        5,972    $        5,965
                                                                ==============    ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                        SIX MONTHS
                                          ENDED          YEAR        YEAR         YEAR         YEAR         YEAR
                                         12/31/02       ENDED        ENDED        ENDED        ENDED        ENDED
                                       (UNAUDITED)#    6/30/02#    6/30/01#     6/30/00#     6/30/99#     6/30/98#
                                       ----------------------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of
  period.............................    $  10.27      $  10.02    $   9.51     $   9.60     $   9.72     $   9.22
                                         --------      --------    --------     --------     --------     --------
Income from investment operations:
Net investment income................        0.19          0.44        0.55         0.57         0.67         0.71
Net realized and unrealized
  gain/(loss) on investments.........       (0.04)         0.24        0.41        (0.15)       (0.25)        0.30
                                         --------      --------    --------     --------     --------     --------
Net increase/(decrease) in net assets
  resulting from investment
  operations.........................        0.15          0.68        0.96         0.42         0.42         1.01
Dividends from net investment
  income.............................       (0.19)        (0.43)      (0.46)       (0.55)       (0.57)       (0.56)
Increase from repurchase of common
  shares.............................          --            --        0.01         0.04         0.03         0.05
                                         --------      --------    --------     --------     --------     --------
Net asset value, end of period.......    $  10.23      $  10.27    $  10.02     $   9.51     $   9.60     $   9.72
                                         ========      ========    ========     ========     ========     ========
Market value, end of period..........    $10.1400      $10.1400    $ 9.7400     $ 8.6875     $ 9.0625     $ 8.7500
                                         ========      ========    ========     ========     ========     ========
Total return++.......................        1.87%         8.68%      17.64%        2.00%       10.17%       10.56%
                                         ========      ========    ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $145,127      $145,650    $142,127     $135,509     $141,773     $147,477
Ratio of operating expenses to
  average net assets.................        0.80%+        0.27%       0.24%        0.13%        0.25%        0.24%
Ratio of operating expenses to
  average net assets without fees
  reduced by credits allowed by the
  custodian..........................        0.80%+##      0.28%       0.25%        0.14%        0.27%        0.25%
Ratio of net investment income to
  average net assets.................        3.66%+        4.33%       5.62%        6.05%        6.90%        7.41%
Portfolio turnover rate..............           0%           71%        169%         200%          43%          26%
Ratio of operating expenses to
  average net assets without waivers,
  expenses reimbursed and/or fees
  reduced by credits allowed by the
  custodian..........................        0.93%+##      0.94%       0.95%        0.84%        0.98%        0.98%

---------------

  +    Annualized
 ++    Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.
  #    Per share net investment income has been calculated using the monthly average shares method.
 ##    The effect of the custodial expense offset (Note 2) on the operating expense ratio was less than .01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Nations Government Income Term Trust 2003, Inc.
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Nations Government Income Term Trust 2003, Inc. (the "Company") was incorporated under the laws of the State of Maryland on July 26, 1993, and is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on September 30, 1993. The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) to shareholders on or about September 30, 2003.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis.

When-issued/delayed-delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Company enters into such transactions, the Company instructs its custodian to segregate liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income monthly to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets.

The Company and BA Advisors have entered into a sub-advisory agreement with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at an annual rate of 0.15% of the Company's average weekly net assets.

BA Advisors is also the Company's administrator. In its role as administrator, BA Advisors supervises the Company's overall day-to-day operations and provides certain administrative services. BA Advisors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BA Advisors, the

Nations Government Income Term Trust 2003, Inc.
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Company pays BA Advisors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the period July 01, 2002 to November 30, 2002, BA Advisors voluntarily waived 0.16% in administration fees as a percentage of the Company's average weekly net assets. Effective December 1, 2002, BA Advisors discontinued its voluntary waiver of administration fees. For the period July 01, 2002 to December 31, 2002, BA Advisors earned 0.07% in administration fees.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BA Advisors and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BA Advisors by the Company for administrative services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the six months ended December 31, 2002, expenses of the Company were reduced by $1,430 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

There was no aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended December 31, 2002.

4.  COMMON STOCK

At December 31, 2002, 1,000,000,000 shares of common stock, $0.001 par value, were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the six months ended December 31, 2002 and the year ended June 30, 2002, the Company did not repurchase shares of its common stock. All repurchased shares have been retired by the Company.

Common stock transactions were as follows:

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                  12/31/02            06/30/02
                                                              ----------------    ----------------
                                                              SHARES    AMOUNT    SHARES    AMOUNT
                                                              ------------------------------------
Shares repurchased by the Company...........................    (0)      $ (0)      (0)      $ (0)
                                                               ---       ----      ---       ----

5.  INCOME TAXES

As of December 31, 2002, information on the tax components of capital is as follows:

Cost of investments for tax purposes........................  $139,624,364
Gross tax unrealized appreciation...........................     3,209,502
Gross tax unrealized depreciation...........................            (6)
Net tax unrealized appreciation/(depreciation) on
  investments...............................................     3,209,496

At June 30, 2002, the Company had available for federal income tax purposes unused capital losses expiring June 30, 2003 of $496,288.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2002, the Company has elected to defer losses of $26,637 under these rules.

6.  SUBSEQUENT EVENT

On November 21, 2002, the Board of Directors approved the assumption by BACAP of BA Advisors' role as the primary investment adviser to the Company. The transition in service providers occurred on January 1, 2003. Also, BA Advisors changed its name to BACAP Distributors, LLC on January 1, 2003.

Nations Government Income Term Trust 2003, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in

Nations Government Income Term Trust 2003, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2003, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

Nations Government Income Term Trust 2003, Inc.
  ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

On October 3, 2002, the Company held its Annual Meeting of Stockholders. Thomas
F. Keller was elected as a Director of the Company with a term to expire in 2005, by the following votes:

Shares voted in favor........  13,030,737
Shares withheld..............     118,872

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PO Box 34602
Charlotte, NC 28254-4602
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2003SAR 12/02